DEAR FELLOW SHAREHOLDERS:

  THE INVESTMENT ENVIRONMENT AND OUTLOOK: Concern about the investment implications of the ongoing Asian crisis is a major focus of the United States capital markets. A forced change in leadership in Indonesia, labor unrest in South Korea, outstanding questions about the soundness of Japan, declining economic growth, and nuclear weapons testing in India and Pakistan are all indicative of the turmoil in the region. An initial flight of investment capital to U.S. Treasury obligations has already occurred. Your Fund managers do not believe the total investment implications of the crisis will be realized for some time and therefore, have not made investments in those riskier "headline" countries.

  THE MIDWEST POWER CRISIS: During the last week in June, the electric utility industry experienced what has become known as "the Midwest Power Crisis." The affected states were Illinois, Indiana, Michigan, Ohio, and Wisconsin. Over a two-day period power prices surged from the normal $30 to $40 per Mwh to over $5000 per Mwh. The cause of the crisis was threefold: 1) abnormally hot weather; 2) unplanned generating station outages stemming from severe thunderstorms across the Midwest; and 3) the default of a small Ohio-based power marketer.

  Those electric companies and power marketers that were short of capacity purchased power at inflated prices and reported negative impacts to second quarter earnings. This group included: Cilcorp, Cinergy, First Energy, Illinova, LG&E Energy, and Pacificorp. On the other hand, those companies that had power to sell into the capacity-strapped Midwest region fared well, including: Enron, Dominion Resources, PECO Energy, and Utilicorp United.

  Power marketing has been a rapidly growing segment of the electricity business. Currently, over 400 firms nationwide hold power marketing licenses, including many small undercapitalized "store front" operations. The Midwest Power Crisis has been a wake-up call for many, and has triggered the expected shake-out in the power marketing industry (similar to that which occurred in the gas marketing industry in the early 1990s). Due to the inherent risks and the lack of creditworthiness, the smallest firms (the store-front operators) have begun to close-up shop. Additionally, several small to medium size electric utility companies have been spurred to action, announcing the review, paring back or shutting down of power marketing operations. These include:
Cilcorp, Cinergy, First Energy and LG&E Energy.

  Power marketing activity is one of the many factors that your Fund's management team considers prior to making an investment. The high volume, low-margin, and extremely volatile power marketing business is one in which only the largest companies will have the expertise and the resources required to be successful. As in the past, we will continue to evaluate the power marketing businesses and other potential hidden concerns of investment candidates. If the power marketing goals of the utility's management exceed the firm's expertise, resources, and size, your Fund management may not consider the company to be an appropriate investment for the Fund.

  PERFORMANCE REVIEW: Since the Fund's primary goal is current income, we are pleased to report that the monthly dividend of 6.5 cents per share continued for the first half of 1998. The 6.5 cents monthly rate would be 78 cents annualized without compounding, or a 7.52% stock yield based on the 6/30/98 closing stock price of $10.375. That yield compares favorably with the 3.75% yield on the Dow Jones Utility Average, and the 4.05% yield on the S&P Utilities Index.

  During the first half of 1998, the Utilities Income fund had a total return of 6.4%, the Dow Jones Utility Average and the S&P Utilities Index had total returns of 9.7% and 6.9% respectively, and the Lehman Brothers Utility Bond Index returned 4.01% for the same period. A weighted average of the Dow Jones Utility Average and the Lehman Utility Bond Index reflecting the Fund's stock/bond ratio would have had a total return of 8.4%.

  The significant difference in performance between the Dow and S&P Utilities Indexes is the result of the way in which the indexes are constituted. The Dow Jones Utility Average is a price-weighted average of 15 companies, while the S&P Utilities Index is a capitalization-weighted index of 37 companies. The Dow Jones Utility performance is being favorably influenced by two stocks that comprise a relatively large portion of the Dow Utilities but a much smaller percentage of the S&P Utilities and are not held by the Fund.

  BOARD OF DIRECTORS MEETING: At the regular July Board of Directors meeting, the Board declared the following monthly dividends:

           CENTS PER SHARE               RECORD DATE                          PAYABLE DATE
           ---------------               -----------                          ------------
              6.5 cents                  August 31                            September 10
              6.5 cents                  September 30                         October 13
              6.5 cents                  October 30                           November 10

  AUTOMATIC DIVIDEND REINVESTMENT PLAN AND DIRECT DEPOSIT SERVICE--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with those shareholders since the Fund does not have their name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York.

  VISIT US ON THE WEB--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duff.com. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.


/s/ Claire V. Hansen, CFA                        /s/ Calvin J. Pedersen
Claire V. Hansen, CFA                            Calvin J. Pedersen
Chairman                                         President and Chief Executive
                                                 Officer

    The accompanying notes are an integral part of the financial statements.
                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

COMMON STOCKS--75.6%

                                                                     MARKET
                                                                     VALUE
  SHARES   COMPANY                                                  (NOTE 1)
 --------- -------                                               --------------

     . ELECTRIC--42.2%
 1,618,600 BEC Energy.........................................   $   67,171,900
 1,017,900 Carolina Power & Light Co..........................       44,151,412
 1,235,000 CINergy Corp.......................................       43,225,000
 1,352,700 CMS Energy Corp....................................       59,518,800
 1,265,000 DQE Incorporated...................................       45,540,000
 1,000,000 Duke Energy Corp...................................       59,250,000
 1,858,400 Edison International...............................       54,938,950
   200,000 Electricidade DePortugal ADR.......................        9,212,500
 1,593,400 Endesa S.A.........................................       34,457,275
 1,500,000 FirstEnergy Corp...................................       46,125,000
 1,147,800 FPL Group Inc......................................       72,311,400
 1,500,000 Houston Industries Inc.............................       46,312,500
   686,500 National Power PLC ADR.............................       25,314,687
 1,000,000 New Century Energies, Inc..........................       45,437,500
 1,067,100 New England Electric System........................       46,152,075
 2,556,600 NIPSCO Industries Inc..............................       71,584,800
   920,000 Pinnacle West Capital Corp.........................       41,400,000
   302,000 Powergen PLC ADR...................................       17,025,250
   300,000 RWE AG ADR.........................................       17,750,340
   500,000 Scottish Power PLC ADR.............................       17,625,000
   902,280 Sempra Energy Solutions............................       25,038,270
 2,000,000 Southern Co........................................       55,375,000
   500,000 Southern Electric PLC ADR..........................        4,617,550
 1,319,700 TECO Energy Inc....................................       35,384,456
   700,000 Texas Utilities Co.................................       29,137,500
 1,800,000 Unicom Corp........................................       63,112,500
                                                                 --------------
                                                                  1,077,169,665
     . GAS--8.0%
   926,000 AGL Resources......................................       18,404,250
   225,000 CMS Energy Corp. Class G...........................        5,540,625
   590,600 Columbia Energy Group..............................       32,852,125
   490,000 EL Paso Natural Gas Co.............................       18,742,500
   661,600 Marketspan Corp....................................       19,806,650

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1998
    The accompanying notes are an integral part of the financial statements.

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
 --------- -------                                                --------------
   300,000 KN Energy...........................................   $   16,256,250
   525,000 MCN Energy Group Inc................................       13,059,375
   400,000 National Fuel Gas Co................................       17,425,000
   444,700 NICOR Inc...........................................       17,843,588
 1,320,000 Williams Companies Inc..............................       44,550,000
                                                                  --------------
                                                                     204,480,363
     . TELECOMMUNICATION--14.8%
 1,619,000 Bell Atlantic Corp..................................       73,866,875
   565,000 BellSouth Corp......................................       37,925,625
 1,015,000 Cable and Wireless ADS..............................       37,428,125
 2,037,230 SBC Communications Inc..............................       81,489,200
   575,000 Sprint Corp.........................................       40,537,500
   556,250 Telecom Corp. of New Zealand Interim ADR............        9,351,953
   314,400 Telefonica De Espana ADS............................       43,721,250
   142,100 Telestra Corp. ADR..................................        7,211,575
 1,000,000 U.S. West Inc.......................................       47,000,000
                                                                  --------------
                                                                     378,532,103
     . NON-UTILITY--10.6%
   200,000 Avalon Bay Communities Inc..........................        7,600,000
   409,000 Boston Properties Inc...............................       14,110,500
   253,800 CBL & Associates Properties Inc.....................        6,154,650
   350,000 Centerpoint Properties Corporation..................       11,571,875
   120,000 Chelsea GCA Realty Inc..............................        4,800,000
   150,000 Colonial Properties Trust...........................        4,650,000
   450,000 Cornerstone Properties Inc..........................        7,931,250
    50,000 Crescent Operating Inc..............................          850,000
   500,000 Crescent Real Estate Equities Inc...................       16,812,500
   200,000 Developers Diversified Realty Corp..................        7,837,500
   400,000 Equity Residential Properties Trust.................       18,975,000
   200,000 Essex Property Trust Inc............................        6,200,000
   478,100 First Industrial Realty Trust.......................       15,209,556
   126,300 Gables Residential Trust............................        3,425,887
   131,000 Great Lakes REIT Inc................................        2,284,312
   200,000 Health & Retirement Property Trust..................        3,762,500
   455,000 Highwoods Properties Inc............................       14,702,188

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1998
    The accompanying notes are an integral part of the financial statements.

                                                                      MARKET
                                                                      VALUE
 SHARES  COMPANY                                                     (NOTE 1)
 ------- -------                                                  --------------
 175,000 Macerich Co...........................................   $    5,129,688
 290,000 Nationwide Health Properties..........................        6,923,750
 200,000 Omega Healthcare Investors Inc........................        7,025,000
   3,819 Omega WorldWide Inc...................................           28,881
 500,008 Patriot American Hospitality..........................       11,968,942
 714,200 Reckson Associates Realty Corp........................       16,872,975
  57,136 Reckson Service Industries Inc........................          189,263
 512,500 Starwood Lodging Trust................................       24,760,156
 466,700 Sunstone Hotel Investors Inc..........................        6,212,944
 402,400 TriNet Corporate Realty Trust.........................       13,681,600
 200,000 Urban Shopping Centers Inc............................        6,300,000
 445,000 Vornado Realty Trust..................................       17,660,938
 200,000 Weeks Corp............................................        6,325,000
                                                                  --------------
                                                                     269,956,855
                                                                  --------------
         Total Common Stocks (Cost--$1,678,389,896)............    1,930,138,986
                                                                  --------------

CONVERTIBLE PREFERRED STOCKS--0.1%

         . NON-UTILITY--0.1%
  47,000 Tanger Factory Outlet Centers Inc. Series A...........        1,327,750
                                                                  --------------
         Total Convertible Preferred Stocks (Cost--$989,350)...        1,327,750
                                                                  --------------

BONDS--23.7%

                                                  RATINGS
                                          -----------------------
                                                         STANDARD     MARKET
                                          DUFF &           AND        VALUE
  PAR VALUE  COMPANY                      PHELPS MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                      ------ ------- -------- --------------
             . ELECTRIC--13.1%
 $24,920,000 Alabama Power Co.
             9%, due 12/01/24...........   AA-    A1       A+     $   27,274,292
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20........   BBB    Baa2     BBB        15,921,957
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20........   BBB    Baa2     BBB         8,809,125

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1998
    The accompanying notes are an integral part of the financial statements.

                                                 RATINGS
                                        --------------------------
                                                          STANDARD     MARKET
                                         DUFF &             AND        VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                    --------- ------- -------- --------------
 $ 6,850,000 Commonwealth Edison Co.
             8 5/8%, due 2/01/22.....   BBB        Baa2     BBB    $    7,494,934
   5,000,000 Commonwealth Edison Co.
             8 3/8%, due 9/15/22.....   BBB        Baa2     BBB         5,386,555
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23.....   BBB        Baa2     BBB        10,852,430
   8,000,000 Duquesne Light Co.
             7.55%, due 6/15/25......   A-         Baa1     BBB+        8,215,344
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22......   Not Rated  Baa3     BBB-        5,305,660
  20,000,000 Illinois Power Co.
             8%, due 2/15/23.........   BBB+       Baa1     BBB        21,038,960
   5,000,000 Illinois Power Co.
             7 1/2%, due 7/15/25.....   BBB+       Baal     BBB         5,116,875
             Louisiana Power & Light
   5,000,000 Co.
             8 3/4%, due 3/01/26.....   Not Rated  Baa2     BBB         5,340,435
             New York State Electric
  15,000,000 & Gas Corp.
             9 7/8, due 11/01/20.....   Not Rated  Baa1     BBB+       16,639,335
             New York State Electric
   4,000,000 & Gas Corp.
             8 7/8, due 11/01/21.....   Not Rated  Baa1     BBB+        4,358,192
             Pennsylvania Power &
  14,105,000 Light Co.
             9 1/4%, due 10/01/19....   Not Rated  A3       A-         15,483,750
             Pennsylvania Power &
  16,850,000 Light Co.
             9 3/8%, due 7/01/21.....   Not Rated  A3       A-         18,998,426
  11,750,000 Philadelphia Electric
             8 3/4%, due 4/01/22.....   Not Rated  Baa1     BBB+       12,437,516
             Potomac Electric Power
  27,580,000 Co.
             9%, due 6/01/21.........   A+         A1       A          30,096,068
             Public Service Co. of
  10,000,000 Colorado
             8 3/4%, due 3/01/22.....   Not Rated  A3       A          11,005,580
   9,000,000 Puget Capital Trust
             8.231%, due 6/01/27.....   Not Rated  Baa2     BBB        10,241,811
             Rochester Gas & Electric
   3,000,000 Corp.
             9 3/8%, due 4/01/21.....   A-         A3       A-          3,311,694

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1998
    The accompanying notes are an integral part of the financial statements.

                                                 RATINGS
                                        --------------------------
                                                          STANDARD     MARKET
                                         DUFF &             AND        VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                    --------- ------- -------- --------------
             Texas Utilities Electric
 $29,830,000 Co.
             9 3/4%, due 5/01/21.....   A-         Baa1     BBB+   $   33,672,581
             Texas Utilities Electric
  10,000,000 Co.
             8 3/4%, due 11/01/23....   A-         Baa1     BBB+       10,962,560
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23.........   BBB        Baa3     BBB        12,988,896
  12,600,000 Union Electric Co.
             8 3/4%, due 12/01/21....   Not Rated  Aa3      AA-        13,856,951
             Virginia Electric &
  17,700,000 Power Co.
             8 1/4%, due 3/01/25.....   A          A2       A          19,563,509
                                                                   --------------
                                                                      334,373,436
             . GAS--2.2%
   2,125,000 ANR Pipeline Co.
             9 5/8%, due 11/01/21....   Not Rated  Baa2     BBB         2,904,463
   8,875,000 Enron Corp.
             9.65%, due 5/15/01......   BBB+       Baa2     BBB+        9,691,101
   7,885,000 Penzoil Co.
             10 1/8, due 11/15/09....   Not Rated  Baa3     BBB         9,987,606
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21......   Not Rated  A3       A-         11,213,960
   4,500,000 Sonat Inc.
             9 1/2%, due 8/15/99.....   Not Rated  A3       BBB+        4,655,803
   5,000,000 Southern California Gas
             Co.
             8 3/4%, due 10/01/21....   AA-        A1       AA-         5,527,305
   9,000,000 Trans-Canada Pipeline
             9 1/8%, due 4/20/06.....   Not Rated  A3       A-         10,544,849
                                                                   --------------
                                                                       54,525,087
             . TELECOMMUNICATION--
             8.0%
  29,000,000 AT & T Corp.
             8.35%, due 1/15/25......   AA         Aa3      AA-        32,435,601
  35,428,000 GTE Corp
             9 3/8%, due 12/01/00....   A-         Baa1     A          38,003,545
   6,000,000 GTE Corp.
             10 1/4%, due 11/01/20...   A-         Baa1     A           6,723,846
  10,000,000 GTE California Inc.
             8.07%, due 4/15/24......   AA         A2       AA-        11,004,170
   6,625,000 GTE Corp.
             7.90%, due 2/01/27......   A-         Baa1     A           7,082,383

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                                  (UNAUDITED)
                                 JUNE 30, 1998
    The accompanying notes are an integral part of the financial statements.

                                                 RATINGS
                                        --------------------------
                                                          STANDARD     MARKET
                                         DUFF &             AND        VALUE
  PAR VALUE  COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ----------- -------                    --------- ------- -------- --------------
 $11,995,000 Mountain States
             Telephone
             9 1/2%, due 5/01/00.....   Not Rated   Aa3     A+     $   12,720,470
  13,750,000 New England Telephone &
             Telegraph
             9%, due 8/01/31.........   AA          Aa2     AA         15,456,554
  10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23.....   A           A2      A+         10,635,140
  10,000,000 New York Telephone Co.
             7%, due 8/15/25.........   A           A2      A+         10,075,000
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31.....   A           A2      A+         23,047,325
   5,000,000 Pacific Bell
             8 1/2%, due 8/15/31.....   AA-         A1      AA-         5,398,435
  24,900,000 Southwestern Bell
             Telephone
             7.20%, due 10/15/26.....   AA          Aa3     AA         26,035,017
   5,000,000 US West Communications
             8 7/8%, due 6/01/31.....   AA-         A2      A+          5,527,850
                                                                   --------------
                                                                      204,145,336
             . NON-UTILITY--0.4%
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20.....   A-          A3      BBB+       11,014,952
                                                                   --------------
                                                                       11,014,952
                                                                   --------------
             Total Bonds (Cost--$585,111,248)....................     604,058,811
                                                                   --------------

U.S. TREASURY OBLIGATIONS--3.0%

  66,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01................................      75,941,316
                                                                   --------------
             Total U.S. Treasury Obligations (Cost--
             $78,725,547)........................................      75,941,316
                                                                   --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--0.0%

   1,004,237 Federal National
             Mortgage Association
             8%, due 5/01/05.....................................       1,038,757
                                                                   --------------
             Total U. S. Government Agency Obligations (Cost--
             $1,037,816).........................................       1,038,757
                                                                   --------------
             TOTAL INVESTMENTS (Cost--$2,344,253,857) (102.4%)...  $2,612,505,620
                                                                   ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

    The accompanying notes are an integral part of the financial statements.
                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 JUNE 30, 1998

ASSETS:
Investments at market value:
 Common stocks (cost $1,678,389,896)..........................  $1,930,138,986
 Convertible preferred stock (cost $989,350)..................       1,327,750
 Bonds (cost $585,111,248)....................................     604,058,811
 U.S. Treasury obligations (cost $78,725,547).................      75,941,316
 U.S. Government agency obligations (cost $1,037,816).........       1,038,757
 Interest-bearing deposits with custodian.....................      17,353,169
Receivables:
 Securities sold..............................................      48,762,000
 Interest.....................................................      15,568,694
 Dividends....................................................      11,056,675
 Securities lending income....................................          63,219
Pre-paid expenses.............................................         176,909
                                                               ---------------
  Total Assets................................................  $2,705,486,286
                                                               ===============
LIABILITIES:
Payable for investments purchased.............................  $   10,573,625
Due to Adviser (Note 2).......................................       3,680,375
Due to Administrator (Note 2).................................         923,061
Dividends payable on common stock.............................      13,282,381
Dividends payable on remarketed preferred stock...............       1,757,414
Accrued expenses..............................................       1,632,164
Commercial paper outstanding (Note 6).........................     122,750,550
                                                               ---------------
  Total Liabilities...........................................  $  154,599,570
                                                               ---------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000
shares authorized and 5,000 shares issued and outstanding,
liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                               ---------------
Common stock ($.001 par value; 250,000,000 shares authorized
and 204,344,328 shares issued and outstanding) (Note 4).......         204,344
Paid-in surplus (Note 4)......................................   1,819,655,398
Accumulated net realized loss on investments.................. (    40,947,694)
Undistributed net investment income...........................       3,722,904
Net unrealized appreciation on investments....................     268,251,764
                                                               ---------------
  Net assets applicable to common stock (equivalent to $10.04
  per share based on 204,344,328 shares outstanding)..........   2,050,886,716
                                                               ---------------
  Total Capital (Net Assets)..................................   2,550,886,716
                                                               ---------------
  Total Liabilities and Capital...............................  $2,705,486,286
                                                               ===============

    The accompanying notes are an integral part of the financial statements.
                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Interest....................................................... $  28,773,788
 Dividends (less withholding tax of $643,938)...................    75,677,795
 Securities lending income......................................       488,383
                                                                 -------------
  Total investment income.......................................   104,939,966
EXPENSES:
 Commercial paper interest expense (Note 6 )....................     3,103,696
 Management fees (Note 2).......................................     7,149,213
 Administrative fees (Note 2)...................................     1,801,760
 Transfer agent fees............................................       277,100
 Custodian fees.................................................       126,700
 Remarketing agent fees.........................................       628,472
 Shareholder reports............................................       202,300
 Legal and audit fees...........................................        72,000
 Directors' fees (Note 2).......................................       144,800
 Other expenses.................................................       292,757
                                                                 -------------
  Total expenses................................................    13,798,798
                                                                 -------------
  Net investment income.........................................    91,141,168
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments...............................    95,405,336
 Net change in unrealized appreciation on investments........... (  70,096,062)
                                                                 -------------
 Net gain on investments........................................    25,309,274
                                                                 -------------
 Net increase in net assets resulting from operations...........  $116,450,442
                                                                 =============

    The accompanying notes are an integral part of the financial statements.
                     DUFF & PHELPS SELECTED UTILITIES INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                           FOR THE SIX MONTHS
                                             ENDED JUNE 30,   FOR THE YEAR ENDED
                                                  1998           DECEMBER 31,
                                              (UNAUDITED)            1997
                                           ------------------ ------------------
FROM OPERATIONS:
 Net investment income...................    $   91,141,168     $  173,238,151
 Net realized gain on investments........        95,405,336         43,757,905
 Net change in unrealized appreciation
 (depreciation) on investments...........   (    70,096,062)       250,102,364
                                            ---------------    ---------------
  Net increase in net assets resulting
  from operations........................       116,450,442        467,098,420
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock
 (Note 5)................................   (    10,265,106)   (    20,366,612)
 Net investment income--common stock
 (Note 3)................................   (    79,468,533)   (   151,165,448)
                                            ---------------    ---------------
  Total distributions....................   (    89,733,639)   (   171,532,060)
FROM CAPITAL STOCK TRANSACTIONS (NOTE 4):
 Shares issued to common stockholders
 from dividend reinvestment..............        14,135,221         28,025,074
                                            ---------------    ---------------
 Net increase in net assets derived from
 capital share transactions..............        14,135,221         28,025,074
                                            ---------------    ---------------
  Total increase.........................        40,852,024        323,591,434
TOTAL NET ASSETS:
 Beginning of period.....................     2,510,034,692      2,186,443,258
                                            ---------------    ---------------
 End of period (including undistributed
 net investment income of $3,722,904 and
 $2,315,375 respectively)................    $2,550,886,716     $2,510,034,692
                                            ===============    ===============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

CASH FLOWS FROM (FOR):
OPERATING ACTIVITIES
 Interest received............................  $   27,822,598
 Income dividends received....................      73,618,443
 Securities lending income....................         597,269
 Operating expenses paid (excluding interest). (    10,684,144)
 Interest paid on commercial paper............ (     2,891,260)
                                               ---------------
  Net cash provided by operating activities...................   $88,462,906
INVESTING ACTIVITIES
 Purchase of investment securities............ ( 3,238,943,906)
 Proceeds from sale/redemption of investment
 securities...................................   3,174,684,299
  Net cash used in investing activities.......................  ( 64,259,607)
FINANCING ACTIVITIES
 Dividends paid............................... (    89,424,899)
 Proceeds from issuance of common stock under
 dividend reinvestment plan...................      14,135,221
 Change in net proceeds from issuance of
 commercial paper.............................      24,308,667
                                               ---------------
  Net cash used in financing activities.......................  ( 50,981,011)
                                                                ------------
Net decrease in cash and cash equivalents.....................  ( 26,777,712)
Cash and cash equivalents--beginning of period................    44,130,881
                                                                ------------
Cash and cash equivalents--end of period......................   $17,353,169
                                                                ------------
Reconciliation of net investment income to net cash provided by operating activities:
 Net investment income........................................   $91,141,168
 Adjustments to reconcile net investment
 income to net cash provided by operating
 activities:
  Increase in interest receivable............. (       951,191)
  Increase in dividends receivable............ (     2,059,351)
  Increase in accrued expenses................         223,394
  Decrease in other receivable................         108,886
                                               ---------------
   Total adjustments..........................................  (  2,678,262)
                                                                ------------
 Net cash provided by operating activities....................   $88,462,906
                                                                ============

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

(1)SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1997, the Fund had tax capital loss carry forwards of $149,351,791 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the Fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3)DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1998:

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
01-28-98  02-10-98   $.065
02-25-98  03-10-98    .065
03-27-98  04-10-98    .065

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
04-28-98  05-11-98   $.065
05-27-98  06-10-98    .065
06-26-98  07-10-98    .065

(4)CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Transactions in common stock and paid-in surplus during 1997 and for the six months ended June 30, 1998 were as follows:

   For the year ended December 31, 1997:
     Beginning capitalization....................... 199,741,443 $1,777,699,447
     Dividend reinvestment..........................   3,195,438     28,025,074
                                                     ----------- --------------
     Total capitalization........................... 202,936,881 $1,805,724,521
                                                     =========== ==============
   For the six months ended June 30, 1998:
     Beginning capitalization....................... 202,936,881 $1,805,724,521
     Dividend reinvestment..........................   1,407,717     14,135,221
                                                     ----------- --------------
     Total capitalization........................... 204,344,598 $1,819,859,742
                                                     =========== ==============

(5)REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 3.915% to 4.190% during the six months ended June 30, 1998.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6)COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 5.43% to 5.55% during the six months ended June 30, 1998. At June 30, 1998, the Fund had Notes outstanding of $122,750,550.

(7)INVESTMENT TRANSACTIONS:

  For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term securities) were $3,249,517,531 and $3,190,504,795, respectively. For federal income tax purposes, at June 30, 1998, the gross unrealized depreciation on investments was $29,544,376 and gross unrealized appreciation was $297,796,140. The cost of investments for financial reporting and Federal income tax purposes was $2,344,253,857 and $2,350,465,547, respectively.

  The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 1998, the fund had loaned portfolio securities with a market value of $519,911,675 to a broker/dealer and money market instruments with a market value of $520,551,265 were held in the Fund's account at the broker/dealer as collateral.

            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

                          FOR THE SIX
                            MONTHS
                          ENDED JUNE              FOR THE YEAR ENDED DECEMBER 31
                           30, 1998   -------------------------------------------------------
                          (UNAUDITED)    1997       1996       1995       1994        1993
                          ----------- ---------- ---------- ---------- ----------  ----------
Net asset value:
Beginning of period.....    $ 9.90      $ 8.44     $ 8.85      $ 7.23     $ 9.65      $ 9.67
                          --------    --------   --------   ---------  ---------   ---------
Net investment income...      0.45        0.85       0.84        0.85       0.82        0.81
Net realized gain (loss)
and change in unrealized
appreciation/
depreciation on
investments.............      0.13        1.46      (0.41)       1.62      (2.42)       0.09
                          --------    --------   --------   ---------  ---------   ---------
Total from investment
operations..............      0.58        2.31       0.43        2.47      (1.60)       0.90
Dividends on preferred
stock from net
investment income.......   (  0.05)    (  0.10)   (  0.10)    (  0.12)   (  0.10)    (  0.08)
Dividends on common
stock from net
investment income.......   (  0.39)    (  0.75)   (  0.74)    (  0.73)   (  0.72)    (  0.74)
Dividends on common
stock from net realized
capital gains...........   (  0.00)    (  0.00)   (  0.00)    (  0.00)   (  0.00)    (  0.10)
                          --------    --------   --------   ---------  ---------   ---------
Total distributions.....   (  0.44)    (  0.85)   (  0.84)    (  0.85)   (  0.82)    (  0.92)
                          --------    --------   --------   ---------  ---------   ---------
Net asset value:
End of period...........    $10.04      $ 9.90     $ 8.44      $ 8.85     $ 7.23      $ 9.65
                          ========    ========   ========   =========  =========   =========
Per share market value:
End of period...........    $10.38      $10.13     $ 8.63      $ 9.00     $ 7.88      $10.50
Ratio of expenses to
average net assets
attributable to common
shares/1/...............      1.36%a      1.45%      1.53%       1.62%      1.58%       1.37%
Total investment return.      6.49%      27.69%      4.68%      24.77%    (18.04%)      8.43%
Ratio of net investment
income to average net
assets attributable to
common shares/2/........      9.01%a      9.87%     10.16%      10.65%     10.21%       8.02%
Portfolio turnover rate.    124.57%     213.57%    226.21%     188.28%    129.56%      56.11%
Average commission rate
paid per share..........     $0.0218     $0.0224    $0.0232         **         **          **
Net assets, end of
period
(000s omitted)..........  $2,550,887  $2,510,035 $2,186,443 $2,239,331 $1,896,090  $2,017,833
-------
a  Annualized
/1/Ratio of expenses to
    average total net
    assets including
    preferred shares....      1.10%a      1.13%      1.18%       1.23%      1.18%       1.04%
/2/Ratio of net
    investment income to
    average total net
    assets including
    preferred shares....      7.24%a      7.68%      7.79%       8.13%      7.66%       6.09%

** Not required for periods beginning before September 1, 1995

BOARD OF DIRECTORS

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

OFFICERS

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

NATHAN I. PARTAIN, CFA
Executive Vice President and  Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

DUFF & PHELPS
UTILITIES INCOME INC.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(800) 680-4367
(312) 368-5510

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
1-800-432-8224

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                                   2ND


                                                              SEMI-ANNUAL
                                                              REPORT

                                                              JUNE 30, 1998
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